Exhibit 10.6

SECOND AMENDMENT

OF

APOGEE ENTERPRISES, INC.

DEFERRED COMPENSATION PLAN

FOR NON-EMPLOYEE DIRECTORS

(2005 Restatement)

The “APOGEE ENTERPRISES, INC. DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS” as adopted by APOGEE ENTERPRISES, INC., a Minnesota corporation, and first effective January 31, 1998, and as amended and restated in a document entitled “Apogee Enterprises, Inc. Deferred Compensation Plan for Non-Employee Directors (2005 Restatement)” effective January 1, 2005 and as amended by prior amendment is hereby further amended in the following respects:

1. MAXIMUM NUMBER OF SHARES AVAILABLE. Effective as of the date this Amendment is adopted, Section 5.1 of the Plan Statement is amended to read in full as follows:

5.1. Maximum Number of Shares Available. The maximum number of shares of Common Stock that will be available for issuance under this Plan will be 155,000 shares, subject to any adjustments made in accordance with the provisions of Section 5.2. The shares of Common Stock available for issuance under this Plan shall be authorized but unissued shares.

2. SAVINGS CLAUSE. Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.

May 4, 2009	APOGEE ENTERPRISES, INC.

	By	/s/ Russell Huffer
Its Chairman and Chief Executive Officer